UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 To CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On December 14, 2020, Reviva Pharmaceuticals Holdings, Inc., a Delaware corporation and the successor by re-domiciliation (the “Domestication”) to Tenzing Acquisition Corp., a British Virgin Islands exempted company (“Tenzing”), Tenzing Merger Subsidiary Inc., a Delaware corporation and wholly-owned subsidiary of Tenzing (“Merger Sub”), and Reviva Pharmaceuticals, Inc., a Delaware corporation (“Reviva”), consummated the proposed merger (the “Closing”) of Merger Sub with and into Reviva (the “Merger”), contemplated by the previously announced Agreement and Plan of Merger, dated as of July 20, 2020 (as amended, the “Merger Agreement”), by and among Tenzing, Merger Sub, Reviva, Tenzing LLC, a Delaware limited liability company (“Sponsor”), solely in the capacity as the representative from and after the effective time of the Closing (the “Effective Time”) for the shareholders of Tenzing (other than the Reviva Security Holders (as defined in the Merger Agreement)) (the “Purchaser Representative”), and Laxminarayan Bhat Ph.D. (“Dr. Bhat”), solely in his capacity as the representative from and after the Effective Time for the Reviva Security Holders (the “Seller Representative”). Pursuant to the Merger Agreement, at the Effective Time, Merger Sub merged with and into Reviva, with Reviva as the surviving company in the Merger and, after giving effect to such Merger, Reviva becoming a wholly-owned subsidiary of Reviva Pharmaceuticals Holdings, Inc. The Domestication, the Merger Agreement, and the transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination”.

Reviva Pharmaceuticals Holdings, Inc., following the Business Combination, together with its consolidated subsidiaries, is referred to herein as “Reviva Pharmaceuticals Holdings, Inc.” or the “Company.”

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On December 17, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company elected to continue to engage Marcum LLP (“Marcum”), an independent registered accounting firm, as the Company’s independent registered public accounting firm to review the Company’s condensed consolidated financial statements for the three and nine month period ended November 30, 2020, and, following Marcum’s review of the Company’s condensed consolidated financial statements for the three and nine month period ended November 30, 2020, decided to terminate Marcum’s engagement and appoint Armanino LLP (“Armanino”), as the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements for the year ended December 31, 2020.

Marcum has since completed its review of the Company’s condensed consolidated financial statements for the three and nine month period ended November 30, 2020, and the Company terminated its relationship with Marcum effective January 15, 2021.

The reports of Marcum on the Company’s financial statements for the fiscal year ended February 29, 2020 and for the period from March 20, 2018 (inception) through February 28, 2019, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that, the reports on the financial statements of the Company as of and for the year ended February 29, 2020 and for the period from March 20, 2018 (inception) through February 28, 2019, each contained a separate explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended February 29, 2020 and for the period from March 20, 2018 (inception) through February 28, 2019, and the subsequent interim period through November 30, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in their reports on the financial statements for such fiscal years.

During the fiscal year ended February 29, 2020 and for the period from March 20, 2018 (inception) through February 28, 2019, and any subsequent interim period through November 30, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Marcum furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether Marcum agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of Marcum’s letter to the SEC dated January 20, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On January 19, 2021, the Audit Committee approved the appointment of Armanino as Reviva Pharmaceutical Holdings, Inc.’s new independent registered public accounting firm, effective immediately. During the fiscal year ended February 29, 2020 and for the period from March 20, 2018 (inception) through February 28, 2019, and the subsequent interim period through November 30, 2020, neither Tenzing, nor anyone on its behalf, consulted Armanino regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of Tenzing, and no written report or oral advice was provided to Tenzing by Armanino that Armanino concluded was an important factor considered by Tenzing in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, in December 2020, the Company acquired Reviva Pharmaceuticals, Inc. (“Reviva Sub”), its wholly owned subsidiary, by way of a reverse merger transaction in which Reviva Sub is treated as the acquirer for financial accounting purposes. On January 19, 2021, therefore, the Board approved a change in the Company’s fiscal year end from February 28 to December 31, the fiscal year end of Reviva Sub.

In accordance with SEC guidance, no transition report is required in connection with the change in the Company’s fiscal year end. Accordingly, the Company intends to file an Annual Report on Form 10-K for the year ended December 31, 2020.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Exhibit

16.1	Letter from Marcum LLP, dated January 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

	By:	/s/ Laxminarayan Bhat
Name: Laxminarayan Bhat
Title: Chief Executive Officer

Dated: January 20, 2021